S000027309 [Member] Annual Fund Operating Expenses - The Fairholme Focused Income Fund - The Fairholme Focused Income Fund	Nov. 30, 2025
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	1.00%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses (as a percentage of Assets):	0.01%
Expenses (as a percentage of Assets)	1.01%	[1]

[1]
This table does not reflect the application of the management fee waiver discussed in the section of the Prospectus entitled “Investment Management,” pursuant to which the Manager (defined below) has agreed to waive, on a voluntary basis, a portion of the management fee of The Income Fund to the extent necessary to limit the management fee paid to the Manager by The Income Fund to an annual rate of 0.80% of the daily average net asset value of The Income Fund (“Undertaking”). This Undertaking may be terminated by the Manager upon 60 days’ written notice to The Income Fund.